INVESTMENTS IN DIRECT FINANCING LEASES (Tables)	6 Months Ended
Jun. 30, 2015
Net Investment in Direct Financing and Sales Type Leases [Abstract]
Components of the investments in direct financing and sales-type leases
The following lists the components of the investments in direct financing leases as at June 30, 2015.

(in thousands of $)	June 30, 2015	December 31, 2014
Total minimum lease payments to be received	950,931	1,174,327
Less: amounts representing estimated executory costs including profit thereon, included in total minimum lease payments	(429,307)	(330,056)
Net minimum lease payments receivable	521,624	844,271
Estimated residual values of leased property (un-guaranteed)	239,002	239,002
Less: unearned income	(181,088)	(243,419)
	579,538	839,854
Less: deferred deemed equity contribution	—	(86,585)
Less: unamortized gains	—	(6,738)
Total investment in direct financing and sales-type leases	579,538	746,531

Current portion	38,165	37,517
Long-term portion	541,373	709,014
	579,538	746,531

On June 5, 2015, amendments were made to the charter agreements with Frontline Shipping and Frontline Shipping II Limited, which relate to 12 VLCCs and five Suezmax tankers accounted for as direct financing leases. The amendments, which are presented in more detail in Note 14: Related Party Transactions, resulted in a reduction in minimum lease payments to be received and an increase in executory costs from July 1, 2015, onwards. These amendments, together with the $150.2 million fair value of Frontline shares received as compensation, are reflected in the above position as at June 30, 2015. Under the provisions of ASC Topic 840 “Leases”, the modifications to the lease agreements do not constitute new leases. In the course of re-stating the amended leases, it was concluded that the amortization of the deferred deemed equity contribution and other gains is no longer appropriate, and these items are now incorporated into the revised lease schedules.